CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME/(LOSS) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME/(LOSS)
Net (loss) earnings	$ (605.7)	$ 218.7
Items that will not be reclassified to profit or loss:
Equity investments at fair value through other comprehensive income ("FVOCI") - net change in fair value(b)	(13.5)	(19.8)
Items that are or may be reclassified to profit or loss in subsequent periods:
Cash flow hedges - effective portion of changes in fair value(c)	13.5	38.2
Cash flow hedges - reclassified out of accumulated other comprehensive income ("AOCI")(d)	(22.9)	(13.5)
Total other comprehensive income (loss), net of tax	(22.9)	4.9
Comprehensive income (loss) from continuing operations	7.7	(25.8)
Comprehensive (loss) income from discontinued operations	(636.3)	249.4
Total comprehensive income (loss)	628.6	(223.6)
Attributable to non-controlling interests	(0.5)	(2.5)
Attributable to common shareholders	$ (628.1)	$ 226.1